                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)    March 29, 2001
                                                    --------------

                         PILOT NETWORK SERVICES, INC.
                         ----------------------------
               (Exact name of registrant as specified in Charter)

           Delaware                             000-24507                         94-3305774
------------------------------                  ---------                         ----------
(State or Other Jurisdiction                 (Commission File                    (IRS Employer
      of Incorporation)                           Number)                     Identification No.)

1080 Marina Village Parkway, Alameda, California                      94501
-----------------------------------------------------            --------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:    (510) 433-7800
                                                       --------------

                                     None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events

     On March 29, 2001, Pilot Network Services, Inc. (the "Company") issued a press release announcing the potential delisting from the Nasdaq National Market of the Company's common stock. The press release is attached hereto as Exhibit 99.1.



Item 7.    Financial Statements and Exhibits

(a)  Exhibits

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on March 29, 2001.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  March 29, 2001                  PILOT NETWORK SERVICES, INC.



                                       By:    /s/ M. Marketta Silvera
                                          ------------------------------
                                          M. Marketta Silvera, President
                                          and Chief Executive Officer
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                                  EXHBIT INDEX

Exhibit 99.1 Press release issued by Pilot Network Services, Inc. on March 29, 2001.